                                                                  EXHIBIT 10.38

                                                                  EXECUTION COPY

                               THIRD AMENDMENT TO
                                CREDIT AGREEMENT

      THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") made as of the 26th day of August, 2004, by and among TANDY BRANDS ACCESSORIES, INC. ("Borrower"), WELLS FARGO HSBC TRADE BANK, N. A. ("Agent"), and the lenders specified herein ("Lenders").

      WHEREAS, Borrower, Agent and certain lenders entered into a Credit Agreement dated as of June 27, 2001 (the "Original Credit Agreement"), as amended by that First Amendment to Credit Agreement dated as of June 28, 2002, (the "First Amendment"; as amended by that Second Amendment to Credit Agreement dated as of June 26, 2002 (the "Second Amendment") the Original Credit Agreement and the First Amendment and the Second Amendment together, the "Credit Agreement"); and

      WHEREAS, Borrower has requested that Agent and Lenders make certain amendments to the Credit Agreement, and Agent and Lenders are willing to do so subject to the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

      1. DEFINED TERMS. All capitalized terms used but not otherwise defined in this Amendment shall have the meaning ascribed to them in the Credit Agreement. Unless otherwise specified, all section references herein refer to sections of the Credit Agreement.

      2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

            2.1   Recitals

                  (a)   First Recital

                        The First Recital is revised to read as follows:

                  "WHEREAS, Borrower has requested that Agent and Lenders provide Borrower with a $85,000,000.00 revolving credit facility (the "Revolving Credit Loan") to fund general corporate and working capital needs of Borrower and its Subsidiaries."

            2.2   Definitions

                  (a)   Applicable Commitment Fee

                        The chart in clause (b) in the definition of "Applicable
                  Commitment Fee Percentage" is revised as follows:

Tandy Brands Accessories, Inc. - Third Amendment

                                                                                     APPLICABLE
                                                                                     COMMITMENT
                   TOTAL FUNDED INDEBTEDNESS                                            FEE
                        TO EBITDA RATIO                                              PERCENTAGE
----------------------------------------------------------------                    -----------
Less than 1.00 to 1.00                                                                  0.20%
Greater than or equal to 1.00 to 1.00 but less than 2.00 to 1.00                        0.25%
Greater than or equal to 2.00 to 1.00, but less than 2.50 to 1.00                       0.30%
Greater than or equal to 2.50 to 1.00                                                  0.375%

                  (b)   Applicable Margin

                        The chart in clause (b) in the definition of "Applicable
                  Margin" is revised as follows:

                                                                                     APPLICABLE
                                                                                     MARGIN FOR
                     TOTAL FUNDED INDEBTEDNESS                                       EURODOLLAR
                          TO EBITDA RATIO                                            BORROWINGS
------------------------------------------------------------------                   -----------
Less than 1.00 to 1.00                                                                 1.000%
Greater than or equal to 1.00 to 1.00 but less than 1.50 to 1.00                       1.125%
Greater than or equal to 1.50 to 1.00 but less than 2.00 to 1.00                       1.250%
Greater than or equal to 2.00 to 1.00, but less than 2.50 to 1.00                      1.500%
Greater than or equal to 2.50 to 1.00                                                  1.750%

                  (c)   Fixed Charge Coverage Ratio

                        The definition of "Fixed Charge Coverage Ratio" is
                  amended to read as follows:

Tandy Brands Accessories, Inc. - Third Amendment

                  "`FIXED CHARGE COVERAGE RATIO', means, for the four consecutive fiscal quarterly periods ending on the date of determination for Borrower and its Subsidiaries, the ratio of
                  (a) EBITDA determined on a consolidated basis minus Capital Expenditures minus federal, state, local and foreign income taxes divided by (b) Interest Expense plus payments made in respect of Capitalized Lease Obligations plus any cash dividend made by Borrower or any of its Subsidiaries, plus any payments made by Borrower or any of its Subsidiaries in respect of the redemption, retirement, acquisition, or prepayment of any Borrower's capital stock, or any other equity interest, which are more than $5,000,000 in the aggregate during the term of this Agreement, plus, for any determination based on the quarterly period ending September 30, 2004 and thereafter, implied principal payments in an amount equal to one-fifth (1/5th) of Revolving Credit Loans in excess of $20,000,000 outstanding on the last day of each such quarterly period, plus any Investments in Sheldon."

                  (d)   Permitted Acquisitions

                        The definition of "Permitted Acquisition" is revised to
                  read as follows:

                  "`Permitted Acquisition' means an acquisition of a business entity or assets (i) provided the aggregate amount of all consideration for all such acquisitions from the date of the Third Amendment until the Termination Date does not exceed $20,000,000 or (ii) for which Borrower has received the prior written consent of the Required Lenders."

                  (e)   Permitted Liens

                        Clause (d) of the definition of "Permitted Liens" is
                  revised to add the words "or other property" after the words "equipment or machinery" on line 16 of the definition.

                  (f)   Revolving Credit Notes

                        The definition of "Revolving Credit Notes" is revised to
                  read as follows:

                  "`Revolving Credit Notes' means those certain Revolving Credit Promissory Notes dated as of the date of the Third Amendment in the form of Exhibit A attached hereto, executed by Borrower, as maker, and payable to the order of Lenders, as payee, in the aggregate original principal amount of $85,000,000.00, together with any renewals, extensions, or modifications thereof."

Tandy Brands Accessories, Inc. - Third Amendment

                  (g)   Security Documents

                        The definition of "Security Documents" is deleted as is
                  any reference to "Security Documents" in the Loan Documents.

                  (h)   H.A. Sheldon Canada, Ltd.

                        The definition of "Sheldon" is added:

                  " `Sheldon' means H. A. Sheldon Canada, Ltd."

                  (i)   Termination Date

                        Clause (a) in the definition of "Termination Date" is
                  revised to read as follows:

                  "(a) November 30, 2007,"

                  (j)   Third Amendment

                        The definition of "Third Amendment" is added:

                  "`Third Amendment' means the Third Amendment to the Credit Agreement dated August 26, 2004."

                  (k)   Total Funded Indebtedness

                        The following is added to the end of the definition of
                  "Total Funded Indebtedness:"

                  "minus, Indebtedness or obligations to a Bank under letters of credit."

                  (l)   Total Revolving Credit Commitment

                        The definition of "Total Revolving Credit Commitment" is
                  revised to read as follows:

                  "`Total Revolving Credit Commitment' shall mean the sum of the Lenders' Revolving Credit Commitments, as the same may be terminated or reduced from time to time in accordance with the provisions of this Agreement. As of the date of the Third Amendment, the Total Revolving Credit Commitment is $85,000,000.00."

            2.3   Increases in the Total Revolving Credit Commitment

                        Section 2.19, Increases in Total Revolving Credit
                  Commitment, is added to the Credit Agreement as follows:

Tandy Brands Accessories, Inc. - Third Amendment

                  "2.19 INCREASES IN TOTAL REVOLVING CREDIT COMMITMENT. The Borrower may request increases in the Total Revolving Credit Commitment as follows:

                  (a) Provided there exists no Event of Default and subject to the conditions set forth under clause (e) below, upon thirty
                  (30) Business Days notice to the Agent (which shall promptly notify the Lenders), the Borrower may, from time to time, request increases in the Total Revolving Credit Commitment in an amount not to exceed $25,000,000 in the aggregate; provided, that each increase of the Total Revolving Credit Commitment shall be in a minimum amount of $5,000,000, or integral multiples of $1,000,000 in excess thereof. At the time of sending such notice, the Borrower (in consultation with the Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the Lenders).

                  (b) Each Lender shall notify the Agent within such time period whether or not it agrees to increase its Revolving Credit Commitment and, if so, whether by an amount equal to, greater than, or less than its percentage share of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Revolving Credit Commitment.

                  (c) The Agent shall notify the Borrower and each Lender of the Lenders' responses to the request made hereunder. To achieve the full amount of a requested increase and subject to the approval of the Agent (which approval shall not be unreasonably withheld), the Borrower may also invite additional lenders to become Lenders pursuant to a joinder agreement in form and substance satisfactory to the Agent and its counsel.

                  (d) If the Total Revolving Credit Commitment is increased in accordance with this subsection, the Agent and the Borrower shall determine the effective date (such date, the "Increase Effective Date) and the final allocation of such increase. The Agent shall promptly notify the Borrower and the Lenders of the final allocation of such increase in the Total Revolving Credit Commitment and the Increase Effective Date.

                  (e) As conditions precedent to such increase, (i) the Borrower shall deliver to the Agent a certificate dated as of the Increase Effective Date signed by an Officer of the Borrower
                  (y) certifying that each of the conditions set forth in
                  Section 7.2 (a), (b), and (d) have been satisfied by the Borrower, and (z) certifying and attaching the resolutions adopted by the Borrower and (ii) the Borrower shall have paid all fees and expenses due and owing to the Agent and the Lenders. To the extent necessary to keep the outstanding Revolving Credit Loans ratable with any revised percentage shares of the Lenders arising from any nonratable increase in

Tandy Brands Accessories, Inc. - Third Amendment
                  the Total Revolving Credit Commitment under this subsection, the Borrower shall prepay Revolving Credit Loans outstanding on the Increase Effective Date and/or Lenders shall make assignments pursuant to arrangements satisfactory to the Agent."

            2.4   Security

                  (a) Section 6.1 is deleted in its entirety. Further, any reference to "security," "security interest," and "security agreement" in the Loan Documents is hereby deleted.

                  (b) Effective as of the effectiveness of this Amendment, Agent, the Lenders and WFB hereby release their security interest in the Collateral owned by the Borrower and its Subsidiaries.

                  (c) As soon as practicable following the effectiveness of this Amendment, the Agent shall file the appropriate UCC Financing Statement Amendments (Form UCC3) terminating the Lenders' security interests in the Collateral and shall terminate any additional security filings.

                  (d) As soon as practicable following the effectiveness of this Amendment, the Agent shall return to the Borrower the shares of stock pledged to the Lenders and the related stock powers.

            2.5   After-Acquired Subsidiaries

                  Section 9.14 is amended by deleting the words "and Security
            Agreement" following the words "Subsidiary Guaranty" on line 5 of such Section.

            2.6   Limitations on Indebtedness

                  (a) Clause (c) of Section 10.3 is revised to read as follows:

                  "(c) Purchase money financing not to exceed $3,000,000 in any Fiscal Year;"

                  (b) Clause (h) is added to Section 10.3 as follows:

                  "(h) Indebtedness with respect to letters of credit (not subject to the terms and conditions of this Agreement), issued by a Bank, such letters of credit not to exceed $20,000,000 in amounts available to be drawn thereunder at any time."

            2.7   Restricted Payments

                  (a) Section 10.9 is amended to read as follows:

Tandy Brands Accessories, Inc. - Third Amendment

                  "10.9 RESTRICTED PAYMENTS. The Borrower and its Subsidiaries may declare or pay any cash dividend; redeem, retire, otherwise acquire, or prepay, shares of their capital stock or any other equity interest; or make any other distribution of any property or cash to owners of an equity interest in their capacity as such, if, in respect to payments or distributions made by the Borrower, (a) such payment or distribution is in the form of the issuance of the Borrower's own stock, or (b) at the time of making such payment or distribution and as a result thereof there exists or would exist no Event of Default."

            2.8   Investments

                  (a) Section 10.11 beginning at subsection (c) is hereby amended to read in its entirety as follows:

                  "(c) Investments made in connection with Borrower's Benefit Restoration Plan and Supplemental Employee Retirement Plan; and

                  (d) Investments in Subsidiaries."

            2.9   Capital Expenditures

                        Section 10.13 is deleted in its entirety.

            2.10  Leverage Ratio

                        Section 10.14 is amended to read as follows:

                  "10.14 LEVERAGE RATIO. Borrower shall not permit the ratio of
                  (a) Total Funded Indebtedness, on a consolidated basis, as of the last day of each fiscal quarter of the Borrower beginning September 30, 2004, to (b) EBITDA, on a consolidated basis, for the four (4) fiscal quarters ending on the date of determination to exceed 3:00 to 1:00."

            2.11  Fixed Charge Coverage Ratio

                        Section 10.15 is amended to read as follows:

                  "10.15 FIXED CHARGE COVERAGE RATIO. Borrower shall not permit the Fixed Charge Coverage Ratio as of the last day of each fiscal quarter of Borrower beginning September 30, 2004 to be less than 1.25:1.00."

            2.12  Tangible Net Worth

                        Section 10.16 is amended to read as follows:

Tandy Brands Accessories, Inc. - Third Amendment

                  "10.16 TANGIBLE NET WORTH. The Tangible Net Worth of the Borrower and its Subsidiaries on a consolidated basis shall never be less than the sum of eighty percent (80%) of Tangible Net Worth as of June 30, 2004 plus (a) seventy-five percent (75%) of Consolidated Net Income earned after June 30, 2004 during any fiscal quarter, provided, however that fiscal quarters in which Consolidated Net Income is a negative amount will be excluded from the calculation of Consolidated Net Income earned after June 30, 2004, plus (b) an amount equal to 100% of the net proceeds of any equity offering by the Borrower or any of its Subsidiaries occurring after June 30, 2004."

            2.13  Trading Asset Coverage Ratio

                        Section 10.17 is amended to read as follows:

                  "10.17 TRADING ASSET COVERAGE RATIO. Borrower shall not permit the ratio of (a) Total Funded Indebtedness plus outstanding Commercial Letters of Credit to (b) Trading Assets, as of the last date of each fiscal quarter of Borrower beginning September 30, 2004, to be not less than 1.00 to 1.00. "Trading Assets" means the sum of (i) seventy-five percent (75%) of net accounts receivable, plus (ii) fifty percent (50%) of inventory, plus (iii) 60% of outstanding Commercial Letters of Credit, all as of the date of determination."

            2.14  Hedging

                        Section 10.20 is deleted in its entirety.

            2.15  Exhibit D

                        Exhibit D, Subsidiaries - Tandy Brands Accessories, Inc.
                  is revised as attached to this Amendment.

            2.16  Schedule 2.1

                        Schedule 2.1, Revolving Credit Commitments, is revised
                  as attached to this Amendment.

            2.17  Withdrawal of Lender.

                        On the date of execution of this Amendment by the
                  parties hereto, Compass Bank shall cease to be a Lender under the Credit Agreement and shall have no rights or obligations under the Credit Agreement or the Loan Documents. The Total Revolving Credit Commitment shall be re-allocated among the remaining Lenders as set forth on revised Schedule 2.1 attached hereto.

Tandy Brands Accessories, Inc. - Third Amendment

            2.18  Joinder Agreement.

                        As of the effectiveness of this Amendment, Bank of
                  America, N.A. and JPMorgan Chase Bank shall each become a party to the Credit Agreement as a Lender, shall acquire all of the rights, powers and obligations of a Lender under the Credit Agreement, and shall each have a Revolving Credit Commitment equal to $14,000,000. From and after the effectiveness of this Amendment, all references to "Lenders" in the Credit Agreement and the other Loan Documents shall be deemed to include, in any event, Bank of America, N.A. and JPMorgan Chase Bank.

      3. EFFECTIVENESS OF AMENDMENT. This Amendment shall be effective upon receipt by Agent of:

                  (a) A copy or copies of this Amendment signed by each of the parties hereto;

                  (b) The Amended and Restated Notes or Notes, as the case may be, executed in favor of each Lender;

                  (c) A Confirmation of Guaranty executed by each Guarantor (other than Sheldon);

                  (d) A release of Sheldon's Guaranty executed by Agent;

                  (e) Additional Subsidiaries Supplements executed by TBAC-Acquisition, Inc. and Superior Merchandise Company;

                  (f) A Compliance Certificate executed by Borrower;

                  (g) A legal opinion to be furnished by counsel to the Borrower in form and substance satisfactory to the Agent;

                  (h) Resolutions from the Borrower and each of the Guarantors, in form and substance satisfactory to the Agent, authorizing the execution and delivery of and performance under this Amendment and any documents or agreements entered into in connection therewith; and

                  (i) Payment for all other fees and expenses due and owing by the Borrower.

      4.    RATIFICATIONS, REPRESENTATIONS AND WARRANTIES.

                  (a) The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. Borrower,

Tandy Brands Accessories, Inc. - Third Amendment

                  Agent and Lenders agree that the Credit Agreement and the Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

                  (b) To induce Agent and Lenders to enter into this Amendment, Borrower ratifies and confirms each representation and warranty set forth in the Credit Agreement as if such representations and warranties were made on the even date herewith, (except to the extent that such representations and warranties related solely to an earlier date and except to the extent that the facts upon which such representations are based have been changed by the transactions contemplated in the Credit Agreement) and further represents and warrants (i) that there has occurred since the date of the last financial statements delivered to Agent and Lenders no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Change, (ii) that no Event of Default exists on the date hereof, (iii) that Borrower is fully authorized to enter into this Amendment, and (iv) that the Guarantors signing the Confirmation of Guaranty attached hereto or executing Additional Subsidiaries Supplements are all of the Borrower's Subsidiaries as of the date of this Amendment (other than Sheldon).

      5. BENEFITS. This Amendment shall be binding upon and inure to the benefit and Borrower, Agent and Lenders and their respective successors and assigns; provided, however, that Borrower may not, without the prior written consent of Agent and Lenders, assign any rights, powers, duties or obligations under this Amendment, the Credit Agreement or any of the other Loan Documents.

      6. CONSTRUCTION. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

      7. INVALID PROVISIONS. If any provision of this Amendment is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully several and the remaining provisions of this Amendment shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

      8. ENTIRE AGREEMENT. The Credit Agreement, as amended by this Amendment, contains the entire agreement among the parties regarding the subject matter hereof and supersedes all prior written and oral agreements and understandings among the parties hereto regarding same.

      9. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

Tandy Brands Accessories, Inc. - Third Amendment

      10. COUNTERPARTS. This Amendment may be separately executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constitute one and the same agreement.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

Tandy Brands Accessories, Inc. - Third Amendment

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    BORROWER:

                                    TANDY BRANDS ACCESSORIES, INC.

                                    By: /s/ Mark J. Flaherty
                                       --------------------------------------
                                    Name:  Mark J. Flaherty
                                    Title: Chief Financial Officer

                                    AGENT:

                                    WELLS FARGO HSBC TRADE
                                    BANK, N.A.

                                    By: /s/ Yousuf Omar
                                       ----------------------------------------
                                    Name:  Yousuf Omar
                                    Title: Senior Relationship Manager

                                    WELLS FARGO BANK, N. A.

                                    By: /s/ John Johnson
                                       ----------------------------------------
                                    Name: /s/ John W. Johnson
                                         --------------------------------------
                                    Title: Vice President
                                          -------------------------------------

Tandy Brands Accessories, Inc. - Third Amendment

                                    LENDERS:

                                    WELLS FARGO HSBC TRADE BANK, N. A.


                                    By: /s/ Yousuf Omar
                                       ----------------------------------------
                                    Name:      Yousuf Omar
                                    Title:     Senior Relationship Manager
                                    Address:   1445 Ross Avenue, Suite 450
                                               Dallas, TX 75202
                                    Attention: Yousuf Omar
                                    Fax No.:   214-220-1585

Tandy Brands Accessories, Inc. - Third Amendment

                                    COMERICA BANK

                                    By:    /s/ Corey R. Bailey
                                           -------------------------------------
                                    Name:  Corey R. Bailey
                                           -------------------------------------
                                    Title: Vice - President - Texas Division
                                           -------------------------------------
                                    Address:     8828 Stemmons, Suite 441
                                                 Dallas, TX 75247
                                    Attention:   Corey R. Bailey
                                    Fax No.:     214-589-1360

Tandy Brands Accessories, Inc. - Third Amendment

                                    COMPASS BANK, as withdrawing Lender

                                    By:  /s/ Michael H. Keith
                                         --------------------------------------
                                    Name: Michael H. Keith
                                         --------------------------------------
                                    Title: Senior Vice President
                                          -------------------------------------
                                    Address:   8080 N. Central Expressway
                                               Suite 250
                                               Dallas, TX 75206
                                    Attention: Michael Keith
                                    Fax No.    214-346-2746

Tandy Brands Accessories, Inc. - Third Amendment

                                    BANK OF AMERICA, N.A.

                                    By: /s/ Steven A. MacKenzie
                                       -----------------------------------
                                    Name:        Steven A. MacKenzie
                                    Title:       Senior Vice President
                                    Address:     901 Main Street
                                                 67th Floor
                                                 Dallas, Texas  75202
                                    Attention:   Steven A. MacKenzie
                                    Fax No.      214-209-3140

Tandy Brands Accessories, Inc. - Third Amendment

                                    JPMORGAN CHASE BANK

                                    By:  /s/ Jerry Petrey
                                         ---------------------------------
                                    Name:      Jerry Petrey
                                    Title:     Vice President
                                    Address:   500 E. Border
                                               P.O. Box 250
                                               Arlington, Texas 76004-0250
                                    Attention: Jerry Petrey
                                    Fax No.    817-856-3183

Tandy Brands Accessories, Inc. - Third Amendment

                                    EXHIBIT D

                  SUBSIDIARIES - TANDY BRANDS ACCESSORIES, INC.

                                                           Number of
                                  Jurisdiction        Outstanding Shares
                                       of              of Each Class of               Owner of               Jurisdictions
                                 Incorporation         Capital Stock or          Outstanding Shares       Qualified as Foreign
                                       or            Partnership Interest       or Interests of Each         Corporation or
          Subsidiary              Organization               Owned                Such Class Owned            Partnership
----------------------------    ----------------   -------------------------  ------------------------- ------------------------
TBAC Prince Gardner, Inc.        Delaware            1,000                             Tandy Brands        Texas
                                                                                    Accessories, Inc.
Amity/Rolfs, Inc.                Delaware            1,000                             Tandy Brands        Wisconsin
                                                                                    Accessories, Inc.
TBAC Investments, Inc.           Nevada              1,000                             Tandy Brands
                                                                                    Accessories, Inc.
TBAC General Management Company  Nevada              1,000                             Tandy Brands        Texas
                                                                                    Accessories, Inc.
Accessory Design Group, Inc.     Delaware            1,000                             Tandy Brands        Texas
                                                                                    Accessories, Inc.
TBAC - Torel, Inc.               Delaware            1,000                             Tandy Brands
                                                                                    Accessories, Inc.
Tandy Brands Accessories         Delaware            1,000                             Tandy Brands
Handbags, Inc.                                                                      Accessories, Inc.
Stagg Industries, Inc.           Alabama             4,700 Class A common              Tandy Brands
                                                     4,700 Class B common           Accessories, Inc.
H.A. Sheldon Canada, Ltd.        Ontario, Canada     1,000                             Tandy Brands
                                                                                    Accessories, Inc.
TBAC Investment Trust            Pennsylvania        100                        TBAC Investments, Inc.
TBAC Management Company, LP      Delaware            1% partnership interest        General Partner -
                                                                                TBAC General Management
                                                                                         Company
                                                     99% partnership interest       Limited Partner -
                                                                                           TBAC
                                                                                    Investments, Inc.
TBAC-Mass Merchant Quality       Delaware            1,000                       Accessory Design Group,   Texas
Control, Inc.                                                                              Inc.
TBAC-Acquisition, Inc.           Delaware            1,000                             Tandy Brands        Texas
                                                                                    Accessories, Inc.
Superior Merchandise Company     Louisiana           250                          TBAC-Acquisition, Inc.

Tandy Brands Accessories, Inc. - Third Amendment

                                  SCHEDULE 2.1

                          Revolving Credit Commitments

                                                     Amount of                    Percentage of
                                                    Commitment                     Commitment
Wells Fargo HSBC Trade Bank, N. A.                     $35,000,000.00               41.176470588%
Comerica Bank                                          $22,000,000.00               25.882352941%
Bank of America, N.A.                                  $14,000,000.00               16.470588235%
JPMorgan Chase Bank                                    $14,000,000.00               16.470588235%

                                              Total:   $85,000,000.00                 100.00%

Tandy Brands Accessories, Inc. - Third Amendment

                            CONFIRMATION OF GUARANTY

      Reference is made to the Credit Agreement dated as of June 27, 2001, as amended (the "Credit Agreement") among Tandy Brands Accessories, Inc. ("Borrower"), Wells Fargo HSBC Trade Bank, N. A. ("Agent"), and the lenders specified therein ("Lenders"). The undersigned Guarantors hereby confirm that their guaranty under the Subsidiary Guaranty dated as of June 27, 2001 for the benefit of Agent, Lenders, and Wells Fargo Bank, N. A., continues in full force and effect notwithstanding the Third Amendment to Credit Agreement dated as of August 26, 2004, which Third Amendment is hereby accepted and consented to by each Guarantor. In accordance herewith, the aforesaid guaranty shall be deemed to cover and support the Obligations at any time due from Borrower to Lenders pursuant to the Credit Agreement as the latter has been modified by the Third Amendment. This Confirmation of Guaranty shall be governed by and construed in accordance with the laws of the State of Texas.

Dated this 26th day of August, 2004.

                                 ACCESSORY DESIGN GROUP, INC.

                                 By:__________________________________________
                                 Name:________________________________________
                                 Title:_______________________________________

                                 AMITY/ROLFS, INC.

                                 By:__________________________________________
                                 Name:________________________________________
                                 Title:_______________________________________

Tandy Brands Accessories, Inc. - Third Amendment

                                        TANDY BRANDS ACCESSORIES HANDBAGS, INC.

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        TBAC INVESTMENTS, INC.

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        TBAC GENERAL MANAGEMENT COMPANY

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        TBAC MANAGEMENT COMPANY L.P.
                                            BY: TBAC GENERAL MANAGEMENT COMPANY,
                                                ITS GENERAL PARTNER

                                            By: ________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                        TBAC PRINCE GARDNER, INC.

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

Tandy Brands Accessories, Inc. - Third Amendment

                                        STAGG INDUSTRIES, INC.

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        TBAC - TOREL, INC.

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        TBAC - MASS MERCHANT QUALITY CONTROL,
                                        INC.

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        TBAC INVESTMENT TRUST

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

ACCEPTED as of the date first written above.

BORROWER:

TANDY BRANDS ACCESSORIES, INC.

By: _________________________________
Name: _______________________________
Title: ______________________________

Tandy Brands Accessories, Inc. - Third Amendment

                             COMPLIANCE CERTIFICATE

                                 August 26, 2004

      Reference is made to that certain Credit Agreement dated as of June 27, 2001 among Tandy Brands Accessories, Inc. ("Borrower"), Wells Fargo HSBC Trade Bank, N. A. ("Agent"), and the lenders specified therein ("Lenders"), as amended by and among Borrower, Agent, and Lenders (the "Credit Agreement"). Terms which are defined in the Credit Agreement and which are used but not defined herein shall have the meanings given them in the Credit Agreement. The undersigned, ______________, Borrower's _________, hereby certifies in the name, and on behalf, of Borrower that Borrower has made a thorough inquiry into all matters certified herein and based upon such inquiry, experience, and the advice of counsel, does hereby further certify that:

      1. All representations and warranties made by Borrower in any Loan Document delivered on or before the date hereof (including, without limitation, the representations and warranties contained in Section 4 of the Third Amendment to Credit Agreement of even date herewith) are true in all material respects on and as of the date hereof (except to the extent that such representations and warranties related solely to an earlier date and except to the extent that the facts upon which such representations are based have been changed by the transactions contemplated in the Credit Agreement) as if such representations and warranties had been made as of the date hereof.

      2.    No Event of Default exists on the date hereof.

      3. Borrower has performed and complied with all agreements and conditions required in the Loan Documents to be performed or complied with by it on or prior to the date hereof.

      IN WITNESS WHEREOF, this instrument is executed by the undersigned as of the date first above written.

                                        TANDY BRANDS ACCESSORIES, INC.

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

Tandy Brands Accessories, Inc. - Third Amendment

                              AMENDED AND RESTATED
                                 PROMISSORY NOTE

U.S. $35,000,000.00                                              August 26, 2004

FOR VALUE RECEIVED, the undersigned, TANDY BRANDS ACCESSORIES, INC., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of WELLS FARGO HSBC TRADE BANK, N. A., a national banking association (the "Lender"), for the account of its Applicable Lending Office (as defined in that certain Credit Agreement, dated as of June 27, 2001, as amended, by and among the Borrower, the Lender, certain other lenders from time to time parties thereto (collectively, the "Lenders"), Wells Fargo HSBC Trade Bank, N.A., a national banking association, as agent for the Lenders (the "Agent"), and Wells Fargo Bank, N.A., a national banking association, as arranger (as amended, modified or supplemented from time to time, the "Credit Agreement") (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) or any other office designated by the Agent, the lesser of (i) the principal sum of THIRTY FIVE MILLION DOLLARS ($35,000,000.00), or (ii) the aggregate unpaid principal amount of all Advances made by the Lender to the Borrower under the Revolving Credit Commitment.

The Borrower promises to pay interest on the unpaid principal amount of each such Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

Both principal and interest are payable in lawful money of the United States of America to Wells Fargo HSBC Trade Bank, N.A., as Agent, at San Francisco Loan Center, 201 3rd Street, 8th floor, San Francisco, California 94103, in same day funds. Each Advance under the Revolving Credit Commitment made by the Lender to the Borrower and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Amended and Restated Promissory Note (this "Note"), provided, however, that failure of the Lender to make such notation or any error therein shall not in any manner affect the obligation of the Borrower to repay such Advances in accordance with the terms of this Note.

This Note is one of the Revolving Credit Notes referred to in, and is subject to and entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of Advances under the Revolving Credit Commitment by the Lender to the Borrower from time to time pursuant to
Section 2.1 of the Credit Agreement in an aggregate outstanding amount not to exceed at any time the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

The Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind, except as provided in the Credit Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

This Note is in renewal and extension, but not in extinguishment or novation, of that certain promissory note dated as of June 26, 2003, made by Borrower payable to the order of Lender in the principal amount of $27,500,000.00.

                                        TANDY BRANDS ACCESSORIES, INC.

                                        By:  /s/ Mark J. Flaherty
                                            ------------------------------------
                                        Name:  Mark J. Flaherty
                                              ----------------------------------
                                        Title:  Chief Financial Officer
                                               ---------------------------------

                              AMENDED AND RESTATED
                                 PROMISSORY NOTE

U.S. $22,000,000.00                                              August 26, 2004

FOR VALUE RECEIVED, the undersigned, TANDY BRANDS ACCESSORIES, INC., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of COMERICA BANK, a Michigan banking corporation (the "Lender"), for the account of its Applicable Lending Office (as defined in that certain Credit Agreement, dated as of June 27, 2001, as amended, by and among the Borrower, the Lender, certain other lenders from time to time parties thereto (collectively, the "Lenders"), Wells Fargo HSBC Trade Bank, N.A., a national banking association, as agent for the Lenders (the "Agent"), and Wells Fargo Bank, N.A., a national banking association, as arranger (as amended, modified or supplemented from time to time, the "Credit Agreement") (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) or any other office designated by the Agent, the lesser of (i) the principal sum of TWENTY TWO MILLION DOLLARS ($22,000,000.00), or (ii) the aggregate unpaid principal amount of all Advances made by the Lender to the Borrower under the Revolving Credit Commitment.

The Borrower promises to pay interest on the unpaid principal amount of each such Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

Both principal and interest are payable in lawful money of the United States of America to Wells Fargo HSBC Trade Bank, N.A., as Agent, at San Francisco Loan Center, 201 3rd Street, 8th floor, San Francisco, California 94103, in same day funds. Each Advance under the Revolving Credit Commitment made by the Lender to the Borrower and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Amended and Restated Promissory Note (this "Note"), provided, however, that failure of the Lender to make such notation or any error therein shall not in any manner affect the obligation of the Borrower to repay such Advances in accordance with the terms of this Note.

This Note is one of the Revolving Credit Notes referred to in, and is subject to and entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of Advances under the Revolving Credit Commitment by the Lender to the Borrower from time to time pursuant to
Section 2.1 of the Credit Agreement in an aggregate outstanding amount not to exceed at any time the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

The Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind, except as provided in the Credit Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

This Note is in renewal and extension, but not in extinguishment or novation, of that certain promissory note dated as of June 26, 2003, made by Borrower payable to the order of Lender in the principal amount of $18,500,000.00.

                                        TANDY BRANDS ACCESSORIES, INC.

                                        By:  /s/ Mark J. Flaherty
                                            ------------------------------------
                                        Name:  Mark J. Flaherty
                                              ----------------------------------
                                        Title:  Chief Financial Officer
                                               ---------------------------------

                        REVOLVING CREDIT PROMISSORY NOTE

U.S. $14,000,000.00                                              August 26, 2004

FOR VALUE RECEIVED, the undersigned, TANDY BRANDS ACCESSORIES, INC., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of BANK OF AMERICA, N.A., a national banking association (the "Lender"), for the account of its Applicable Lending Office (as defined in that certain Credit Agreement, dated as of June 27, 2001, as amended, by and among the Borrower, the Lender, certain other lenders from time to time parties thereto (collectively, the "Lenders"), Wells Fargo HSBC Trade Bank, N.A., a national banking association, as agent for the Lenders (the "Agent"), and Wells Fargo Bank, N.A., a national banking association, as arranger (as amended, modified or supplemented from time to time, the "Credit Agreement") (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) or any other office designated by the Agent, the lesser of (i) the principal sum of FOURTEEN MILLION DOLLARS ($14,000,000.00), or (ii) the aggregate unpaid principal amount of all Advances made by the Lender to the Borrower under the Revolving Credit Commitment.

The Borrower promises to pay interest on the unpaid principal amount of each such Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

Both principal and interest are payable in lawful money of the United States of America to Wells Fargo HSBC Trade Bank, N.A., as Agent, at San Francisco Loan Center, 201 3rd Street, 8th floor, San Francisco, California 94103, in same day funds. Each Advance under the Revolving Credit Commitment made by the Lender to the Borrower and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Revolving Credit Promissory Note (this "Note"), provided, however, that failure of the Lender to make such notation or any error therein shall not in any manner affect the obligation of the Borrower to repay such Advances in accordance with the terms of this Note.

This Note is one of the Revolving Credit Notes referred to in, and is subject to and entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of Advances under the Revolving Credit Commitment by the Lender to the Borrower from time to time pursuant to
Section 2.1 of the Credit Agreement in an aggregate outstanding amount not to exceed at any time the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

The Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind, except as provided in the Credit Agreement.

No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                                        TANDY BRANDS ACCESSORIES, INC.

                                        By:  /s/ Mark J. Flaherty
                                            ------------------------------------
                                        Name:  Mark J. Flaherty
                                              ----------------------------------
                                        Title:  Chief Financial Officer
                                               ---------------------------------

                        REVOLVING CREDIT PROMISSORY NOTE

U.S. $14,000,000.00                                              August 26, 2004

FOR VALUE RECEIVED, the undersigned, TANDY BRANDS ACCESSORIES, INC., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of JPMORGAN CHASE BANK, a New York banking corporation (the "Lender"), for the account of its Applicable Lending Office (as defined in that certain Credit Agreement, dated as of June 27, 2001, as amended, by and among the Borrower, the Lender, certain other lenders from time to time parties thereto (collectively, the "Lenders"), Wells Fargo HSBC Trade Bank, N.A., a national banking association, as agent for the Lenders (the "Agent"), and Wells Fargo Bank, N.A., a national banking association, as arranger (as amended, modified or supplemented from time to time, the "Credit Agreement") (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) or any other office designated by the Agent, the lesser of (i) the principal sum of FOURTEEN MILLION DOLLARS ($14,000,000.00), or (ii) the aggregate unpaid principal amount of all Advances made by the Lender to the Borrower under the Revolving Credit Commitment.

The Borrower promises to pay interest on the unpaid principal amount of each such Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

Both principal and interest are payable in lawful money of the United States of America to Wells Fargo HSBC Trade Bank, N.A., as Agent, at San Francisco Loan Center, 201 3rd Street, 8th floor, San Francisco, California 94103, in same day funds. Each Advance under the Revolving Credit Commitment made by the Lender to the Borrower and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Revolving Credit Promissory Note (this "Note"), provided, however, that failure of the Lender to make such notation or any error therein shall not in any manner affect the obligation of the Borrower to repay such Advances in accordance with the terms of this Note.

This Note is one of the Revolving Credit Notes referred to in, and is subject to and entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of Advances under the Revolving Credit Commitment by the Lender to the Borrower from time to time pursuant to
Section 2.1 of the Credit Agreement in an aggregate outstanding amount not to exceed at any time the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

The Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind, except as provided in the Credit Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                                        TANDY BRANDS ACCESSORIES, INC.

                                        By:  /s/ Mark J. Flaherty
                                            ------------------------------------
                                        Name:  Mark J. Flaherty
                                              ----------------------------------
                                        Title:  Chief Financial Officer
                                               ---------------------------------

                                 August 26, 2004

H.A. Sheldon Canada, Ltd.
c/o Tandy Brands Accessories, Inc.
690 E. Lamar, Suite 200
Arlington, Texas  76011-3862

Re:   Release of Sheldon as a Guarantor under the Guaranty (each as hereinafter defined)

Gentlemen:

      Reference is hereby made to (i) that certain Subsidiary Guaranty dated as of June 27, 2001 (as amended, supplemented and otherwise modified, the "Guaranty"), executed by certain Subsidiaries of Tandy Brands Accessories, Inc., a Delaware corporation ("Borrower"), from time to time party thereto (each a "Guarantor") including, without limitation, H.A. Sheldon Canada, Ltd., an Ontario, Canada corporation ("Sheldon"), for the benefit of Wells Fargo HSBC Trade Bank, N.A., a national banking association, in its capacity as Agent for the Lenders party to the Credit Agreement described below ("Agent") and Banks; and (ii) that certain Credit Agreement, dated as of June 27, 2001, by and among Borrower, Agent, WFB and the other Lenders signatory thereto from time to time (as amended from time to time, the "Credit Agreement"). Unless otherwise indicated, all terms used herein shall have the same meanings as in the Credit Agreement.

      Sheldon has unconditionally guaranteed the Obligations of Borrower in favor of Agent, for itself and the benefit of Lenders, and WFB, pursuant to the Guaranty. Sheldon has requested that Agent, on behalf of itself and Lenders, and WFB each release Sheldon from any obligations it may have under the Guaranty and Agent, on behalf of itself and Lenders, and WFB are each willing to do so.

      Effective as of the date hereof, Agent, on behalf of itself and Lenders, and WFB each hereby releases Sheldon from any obligations it may have under the Guaranty and any and all claims, actions, and demands whatsoever thereunder and from any and all responsibilities and obligations which were created under the Credit Agreement and Loan Documents. Nothing herein shall release any other Guarantor from all or any portion of its obligations under the Guaranty, the Credit Agreement or any other Loan Document.

      This letter agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

      This letter agreement shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of Texas, without regard to conflicts of laws principals.

                                        Very truly yours,

                                        WELLS FARGO HSBC TRADE BANK, N.A.,
                                        individually and in its capacity as
                                        Agent for the Lenders party to the
                                        Credit Agreement

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                        WELLS FARGO BANK, N.A.

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

ACCEPTED AND AGREED TO BY:

WELLS FARGO HSBC TRADE BANK, N.A.

By:__________________________________
Name:________________________________
Title:_______________________________

COMERICA BANK

By:__________________________________
Name:________________________________
Title:_______________________________

BANK OF AMERICA, N.A.

By:__________________________________
Name:________________________________
Title:_______________________________

JPMORGAN CHASE BANK

By:__________________________________
Name:________________________________
Title:_______________________________

ACCEPTED AND RELIED UPON:

H.A. SHELDON CANADA, LTD.

By:__________________________________

                       ADDITIONAL SUBSIDIARIES SUPPLEMENT

      This ADDITIONAL SUBSIDIARIES SUPPLEMENT, dated August 26, 2004 to the Subsidiary Guaranty, dated as of June 27, 2001 (as amended, supplemented and otherwise modified, the "Guaranty", attached hereto as Exhibit A), made by certain Subsidiaries of Tandy Brands Accessories, Inc., a Delaware corporation ("Borrower"), from time to time parties thereto (collectively, the "Guarantors").

                                    RECITALS:

      WHEREAS, the Guaranty provides that any Subsidiary of Borrower, although not a Guarantor thereunder at the time of the initial execution thereof, may become a Guarantor under the Guaranty upon the delivery to the Agent of a supplement in substantially the form of this Additional Subsidiaries Supplement; and

      WHEREAS, the undersigned was not a Subsidiary of Borrower on the date of the Guaranty and, therefore, was not a party to the Guaranty but now desires to become a Guarantor thereunder;

      NOW, THEREFORE, the undersigned hereby agrees as follows:

      The undersigned agrees to be bound by all of the provisions of the Guaranty applicable to a Guarantor thereunder and agrees that it shall, on the date this Additional Subsidiaries Supplement is accepted by the Agent, become a Guarantor, for all purposes of the Guaranty to the same extent as if originally a party thereto with the representations and warranties contained therein being deemed to be made by the undersigned as of the date hereof.

      Unless otherwise defined herein, capitalized terms which are defined in the Guaranty are used herein as so defined.

      IN WITNESS WHEREOF, the undersigned has caused this Additional Subsidiaries Supplement to be executed and delivered by a duly authorized officer on the date first above written.

                                        SUPERIOR MERCHANDISE COMPANY,
                                        a Louisiana corporation

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________
                                        Address: 690 E. Lamar
                                                 Suite 200
                                                 Arlington, Texas  76011-3862

                       ADDITIONAL SUBSIDIARIES SUPPLEMENT

      This ADDITIONAL SUBSIDIARIES SUPPLEMENT, dated August 26, 2004 to the Subsidiary Guaranty, dated as of June 27, 2001 (as amended, supplemented and otherwise modified, the "Guaranty", attached hereto as Exhibit A), made by certain Subsidiaries of Tandy Brands Accessories, Inc., a Delaware corporation ("Borrower"), from time to time parties thereto (collectively, the "Guarantors").

                                    RECITALS:

      WHEREAS, the Guaranty provides that any Subsidiary of Borrower, although not a Guarantor thereunder at the time of the initial execution thereof, may become a Guarantor under the Guaranty upon the delivery to the Agent of a supplement in substantially the form of this Additional Subsidiaries Supplement; and

      WHEREAS, the undersigned was not a Subsidiary of Borrower on the date of the Guaranty and, therefore, was not a party to the Guaranty but now desires to become a Guarantor thereunder;

      NOW, THEREFORE, the undersigned hereby agrees as follows:

      The undersigned agrees to be bound by all of the provisions of the Guaranty applicable to a Guarantor thereunder and agrees that it shall, on the date this Additional Subsidiaries Supplement is accepted by the Agent, become a Guarantor, for all purposes of the Guaranty to the same extent as if originally a party thereto with the representations and warranties contained therein being deemed to be made by the undersigned as of the date hereof.

      Unless otherwise defined herein, capitalized terms which are defined in the Guaranty are used herein as so defined.

      IN WITNESS WHEREOF, the undersigned has caused this Additional Subsidiaries Supplement to be executed and delivered by a duly authorized officer on the date first above written.

                                        TBAC-ACQUISITION, INC.,
                                        a Delaware corporation

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________
                                        Address: 690 E. Lamar
                                                 Suite 200
                                                 Arlington, Texas  76011-3862